EXHIBIT 10.24B

FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT (this “Amendment”) is dated as of April 14, 2008 and is by and between JAMES J. KOHN (“Employee”), and NEVADA GOLD & CASINOS, INC., A Nevada corporation with headquarters in Houston, Texas (“Employer” or the “Company”).

WITNESSETH

WHEREAS, the Employee and the Employer are party to that certain employment agreement dated as of October 24, 2006 (the “Employment Agreement”); and

WHEREAS, the Employer and Employee have agreed to make certain amendments to the Employment Agreement, as more fully described herein, on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Employment Agreement is hereby amended as follows:

1. Term. The Employment Agreement, as modified by this Amendment shall continue until April 22, 2011, unless terminated earlier in accordance with the terms of the Employment Agreement (the “Term”).

2. Section 3 is amended to provide that Employee’s title shall be Executive Vice President and Chief Financial Officer.

3. Section 4(a) is amended to provide that Employee’s base salary shall be no lower than Two Hundred Seventy-five Thousand Dollars ($275,000) and shall be subject to review and adjustment at the close of each fiscal year by the Compensation Committee of the Board of Directors of the Company based on the performance of Employee.

4. Section 4(b) is amended to provide that Employee is entitled to one month of paid vacation each year and shall be entitled to a tax equalization allowance related to his Relocation Expenses.

5. The parties acknowledge that a Section 4(c) of the Employment Agreement was inadvertently omitted and that Section (d) should have been identified as Section 4(c) and that Section 4(e) should have been identified as Section 4(d).

6. In the sixth line of Section 5(a) the date October 23, 2009 is deleted and the date April 22, 2011 is substituted therein.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the day and year first aforesaid.

EMPLOYEE: /s/ James J. Kohn JAMES J. KOHN EMPLOYER: NEVADA GOLD & CASINOS, INC. By: /s/ Robert B. Sturges ROBERT B. STURGES